UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2020

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 24, 2020, PAVmed Inc. (the “Company”) held its annual meeting of stockholders (the “2020 Annual Meeting”). Stockholders representing approximately 81.5% of the shares outstanding and entitled to vote were present in person or by proxy. At the 2020 Annual Meeting, the stockholders elected each of management’s nominees for director and approved each of the other matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1.        The election of two Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified.

The Company’s board of directors is divided into three classes, Class A, Class B and Class C. There are two directors in Class A, Ronald M. Sparks and David S. Battleman, M.D., whose terms expired at the 2020 Annual Meeting, two directors in Class B, James L. Cox, M.D. and David Weild IV, whose terms expire at the Company’s 2021 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2022 annual meeting of stockholders. Management nominated Mr. Sparks and Dr. Battleman for re-election as Class A directors.

Each of management’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Ronald M. Sparks	19,372,183	607,109	18,712,933
David S. Battleman, M.D.	19,268,418	710,874	18,712,933

2.        (a)        A proposal to approve the issuance of shares of the Company’s common stock to Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (“Alto B”) and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio C (“Alto C”) under the Senior Secured Convertible Notes issued by the Company in November 2019, for purposes of Nasdaq Listing Rule 5635.

The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
19,328,558	326,055	324,679	18,712,933

2

(b)        A proposal to approve the issuance of shares of the Company’s common stock to Alto B under the Senior Convertible Notes issued by the Company in April 2020, for purposes of Nasdaq Listing Rule 5635.

The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
19,309,195	346,492	323,605	18,712,933

A fuller description of the transactions with Alto B and Alto C is set forth on pages 7 to 14 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 11, 2020 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

3.        A proposal to approve an amendment (the “Charter Amendment”) to the Company’s certificate of incorporation, as amended, to increase the total number of shares of common stock the Company is authorized to issue by 50,000,000 shares, from 100,000,000 shares to 150,000,000 shares.

The Charter Amendment was approved, as follows:

For	Against	Abstain	Broker Non-Votes
34,905,609	3,227,817	558,799	0

The Charter Amendment was filed with the Department of State of the State of Delaware on July 24, 2020 and became effective on such date. A fuller description of the terms of the Charter Amendment is set forth on pages 15 to 16 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the Charter Amendment from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is included as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

4.        A proposal to approve an amendment to the Company’s 2014 Long-Term Incentive Equity Plan, as amended (the “2014 Plan”), to increase total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 7,951,081 shares to 9,951,081 shares.

The amendment to the 2014 Plan was approved, as follows:

For	Against	Abstain	Broker Non-Votes
17,516,806	2,149,671	312,815	18,712,933

A fuller description of the 2014 Plan, as amended, is set forth on pages 17 to 23 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the 2014 Plan from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

3

5.        A proposal to approve an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the total number of shares authorized for employee purchase by 500,000 shares, from 250,000 shares to 750,000 shares.

The amendment to the ESPP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
19,105,083	572,825	301,384	18,712,933

A fuller description of the ESPP, as amended, is set forth on pages 24 to 28 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the ESPP from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is included as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

6.        The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The ratification of the appointment of Marcum LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
37,942,794	314,992	434,439	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation dated July 24, 2020.

10.1	Fourth Amended and Restated 2014 Long-Term Incentive Equity Plan (incorporated by reference to Annex B of the Definitive Proxy Statement on Schedule 14A filed on June 11, 2020).

10.2	Employee Stock Purchase Plan (incorporated by reference to Annex C of the Definitive Proxy Statement on Schedule 14A filed on June 11, 2020).

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2020	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

5